EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 27, 2015, is by and among ADOBE SYSTEMS INCORPORATED, a Delaware corporation (the “Company”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent and Swing Line Lender (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
W I T N E S S E T H
WHEREAS, the Company, certain Subsidiaries of the Company from time to time party thereto, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 2, 2012 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement; and
WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1    New Definitions. The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is, or whose government is, the subject of any Sanction.
“HMT” has the meaning specified in the definition of “Sanctions(s)”.
“LIBOR” has the meaning specified in clause (a) of the definition of “Eurocurrency Rate”.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.
1.2    Amendments to Certain Definitions. The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended as follows:

(a)    The definition of “Base Rate” is hereby amended by inserting the following phrase at the end of the first sentence of such definition:
; and if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
(b)    The definition of “Committed Loan Notice” is hereby amended and restated in its entirety to read as follows:
“Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.
(c)    Clause (a) of the definition of “Eurocurrency Rate” is hereby amended and restated in its entirety to read as follows:
(a)    for any Interest Period with respect to a Eurocurrency Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;
(d)    The definition of “Eurocurrency Rate” is hereby further amended by inserting the following proviso at the end of such definition:
; provided that, notwithstanding any of the foregoing to the contrary, if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
(e)    Clause (a) of the definition of “Maturity Date” is hereby amended by inserting the date “July 27, 2020” in place of the date presently set forth in such clause.
(f)    The definition of “Responsible Officer” is hereby amended by inserting the following phrase at the end of the first sentence of such definition:
and, solely for purposes of notices given pursuant to Article 2, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.

(g)    The definition of “Swing Line Loan Notice” is hereby amended by inserting the following phrase at the end of such definition:
or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approve by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.
1.3    New Sections. The following Sections are hereby added to the Credit Agreement in the appropriate numerical order:
(a)    The following new Sections are added to the end of Article 5:
Section 5.20. Sanctions. No Loan Party, nor any of Subsidiary of any Loan Party, nor, to the knowledge of any such Person, any director, officer, employee, agent or affiliate thereof, is the subject of any Sanctions, nor is any Loan Party, any such Subsidiary or (to the knowledge of such Person) any such director, officer, employee, agent or affiliate located, organized or resident in a Designated Jurisdiction.
Section 5.21. Anti-Corruption Laws. The Company and its Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.
(b)    The following new Section 6.14 is added to the end of Article 6:
Section 6.14. Anti-Corruption Laws. Conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions and maintain policies and procedures designed to promote and achieve compliance with such laws.
(c)    The following new Sections 7.10 and 7.11 are added to the end of Article 7:
Section 7.10. Sanctions. No Loan Party shall use the proceeds of any Loan, directly, or to the knowledge of such Loan Party, indirectly, or lend, contribute or otherwise make available such proceeds to any Subsidiary or other Person, to fund any activities of or business with any such Subsidiary or other Person, that, at the time of such funding, is the subject of Sanctions or is otherwise organized or resident in a Designated Jurisdiction.
Section 7.11. Anti-Corruption Laws. No Loan Party shall use the proceeds of any Loan, directly, or to the knowledge of such Loan Party, indirectly, for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions.

(d)    The following new Section 10.21 is hereby added to the end Article 10:
Section 10.21. Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
1.4    Amendments to Certain Sections. The following Sections of the Credit Agreement are hereby amended as follows:
(a)    The first sentence of clause (a) of Section 2.02 is hereby amended and restated in its entirety to read as follows:
Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurocurrency Rate Committed Loans shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice.
(b)    The first sentence of clause (b) of Section 2.05 is hereby amended and restated in its entirety to read as follows:
Each Swing Line Borrowing shall be made upon the Company’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing line Lender and the Administrative Agent of a Swing Line Loan Notice.
1.5    Reallocation of Commitments; Amendment to Schedule 2.01. Each of the parties hereto severally and for itself agrees that on and as of the Amendment Effective Date, each Lender’s Applicable Percentage of the Commitments and portion of the Loans for the purposes of the Credit Agreement and each other Loan Document will be as set forth opposite such Person’s name on Schedule 2.01 to the Credit Agreement, which is amended and restated in its entirety to read as set forth on Exhibit A to this Amendment.

ARTICLE II
CONDITIONS TO EFFECTIVENESS
2.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent) on or prior to July 27, 2015:
(h)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by the Company, each Lender and the Administrative Agent.
(i)    Default. On and as of the date of to this Amendment, no Default or Event of Default shall exist.
(j)    Fees and Expenses. The Administrative Agent shall have received from the Company such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and Winstead PC shall have received from the Company payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.
(k)    Resolutions; Good Standings; etc. The Administrative Agent shall have received from the Company such documents and certifications as the Administrative Agent may reasonably require to evidence that (i) the resolutions, incumbency certificates and other applicable certificates, in each case, delivered on or about the Closing Date (March 2, 2012) (A) remain in full force and effect on the Amendment Effective Date and (B) no proceedings have been taken to amend, supplement, revoke or repeal any such resolutions or certificates since the date of their adoption; and (ii) the Company is validly existing, in good standing and qualified to engage in business under the laws of Delaware and California.
(l)    Legal Opinion. The Administrative Agent shall have received an opinion or opinions of counsel for the Company, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders which shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
(m)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
ARTICLE III
MISCELLANEOUS
3.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Company and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
3.3    Representations and Warranties. The Company represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by the Company. This Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Amendment, except for those which have been made or obtained and are in full force and effect and except for any filing of this Amendment with the SEC.
(d)    The representations and warranties of (i) the Borrowers contained in Article 5 and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, (x) that in either case (i) or (ii) are qualified by materiality shall be true and correct on and as of the Amendment Effective Date, and (y) that are not qualified by materiality, shall be true and correct in all material respects on and as of the Amendment Effective Date; except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.
(f)    Except as specifically provided in this Amendment, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
3.4    Reaffirmation of Obligations, etc. The Company hereby ratifies the Credit Agreement (including after giving effect to this Amendment) and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement (including after giving effect to this Amendment) applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
3.5    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
3.6    Further Assurances. The Company agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7    Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.
3.9    No Actions, Claims, Etc. As of the date hereof, the Company hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
3.10    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
3.11    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.12    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial; California Judicial Reference. The jurisdiction, service of process, waiver of jury trial and California judicial reference provisions set forth in Sections 10.14, 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

COMPANY:	ADOBE SYSTEMS INCORPORATED,
a Delaware corporation

By: /s/ Mark S. Garrett
Name: Mark. S. Garrett
Title: Executive Vice President, Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., in its capacity as Administrative
Agent

By: /s/ Robert Rittelmeyer
Name: Robert Rittelmeyer
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., in its capacity as a Lender,
including as Swing Line Lender

By: /s/ My-Linh Yoshiike
Name: My-Linh Yoshiike
Title: Vice President

JPMORGAN CHASE BANK, N.A.
in its capacity as a Lender

By: /s/ Peter Thauer
Name: Peter Thauer
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION, in its capacity as a
Lender

By: /s/ Matt S. Scullin

[Signature Page to First Amendment to Credit Agreement]

Name: Matt S. Scullin
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, in its
capacity as a Lender

By: /s/ Lacy Houstoun
Name: Lacy Houstoun
Title: Director

MIZUHO BANK, LTD.,
in its capacity as a Lender

By: /s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION,
in its capacity as a Lender

By: /s/ Stephanie W Lee
Name: Stephanie W Lee
Title: Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., in its capacity as a
Lender

By: /s/ Lillian Kim
Name: Lillian Kim
Title: Director

THE NORTHERN TRUST COMPANY,
in its capacity as a Lender

[Signature Page to First Amendment to Credit Agreement]

By: /s/ John Lascody
Name: John Lascody
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC.,
in its capacity as a Lender

By: /s/ Michael King
Name: Michael King
Title: Vice President

MORGAN STANLEY BANK, N.A.,
in its capacity as a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

EXHIBIT A TO FIRST AMENDMENT

SCHEDULE 2.01

LENDER	FACILITY ALLOCATION	APPLICABLE PERCENTAGE
Bank of America, N.A.	$145,000,000.00	14.500000000%
JPMorgan Chase Bank, N.A.	$145,000,000.00	14.500000000%
U.S. Bank National Association	$145,000,000.00	14.500000000%
Wells Fargo Bank, National Association	$145,000,000.00	14.500000000%
Mizuho Bank, Ltd.	$101,250,000.00	10.125000000%
HSBC Bank USA, National Association	$101,250,000.00	10.125000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$72,500,000.00	7.250000000%
The Northern Trust Company	$72,500,000.00	7.250000000%
Morgan Stanley Senior Funding, Inc.	$64,000,000.00	6.400000000%
Morgan Stanley Bank, N.A.	$8,500,000.00	0.850000000%
TOTAL	$1,000,000,000.00	100.000000000%